FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2020
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

27. Financial Instruments and Risk Management

The company's financial instruments consist of cash and cash equivalents, accounts receivable, derivative contracts, substantially all accounts payable and accrued liabilities, debt, and certain portions of other assets and other long-term liabilities.

Non-Derivative Financial Instruments

The fair values of cash and cash equivalents, accounts receivable, short-term debt, and accounts payable and accrued liabilities approximate their carrying values due to the short-term maturities of those instruments.

The company's long-term debt and long-term financial liabilities are recorded at amortized cost using the effective interest method. At December 31, 2020, the carrying value of fixed-term debt accounted for under amortized cost was $15.2 billion (December 31, 2019 – $12.9 billion) and the fair value at December 31, 2020 was $18.8 billion (December 31, 2019 – $16.1 billion). The increase in carrying value and fair value of debt is mainly due to issuance of new debt during the year. The estimated fair value of long-term debt is based on pricing sourced from market data, which is considered a Level 2 fair value input.

Suncor entered into a partnership with Fort McKay First Nation (FMFN) and Mikisew Cree First Nation (MCFN) in 2018 where FMFN and MCFN acquired a combined 49% partnership interest in the East Tank Farm Development. The partnership liability is recorded at amortized cost using the effective interest method. At December 31, 2020, the carrying value of the Partnership liability accounted for under amortized cost was $445 million (December 31, 2019 – $455 million).

Derivative Financial Instruments

(a) Non-Designated Derivative Financial Instruments

The company uses derivative financial instruments, such as physical and financial contracts, to manage certain exposures to fluctuations in interest rates, commodity prices and foreign currency exchange rates, as part of its overall risk management program, as well as for trading purposes.

The changes in the fair value of non-designated derivatives are as follows:

($ millions)	2020	2019

Fair value outstanding, beginning of year	(39)	60

Cash Settlements – received during the year	(257)	(254)

Changes in fair value recognized in earnings during the year (note 7)	175	155

Fair value outstanding, end of year	(121)	(39)

(b) Fair Value Hierarchy

To estimate the fair value of derivatives, the company uses quoted market prices when available, or third-party models and valuation methodologies that utilize observable market data. In addition to market information, the company incorporates transaction-specific details that market participants would utilize in a fair value measurement, including the impact of non-performance risk. However, these fair value estimates may not necessarily be indicative of the amounts that could be realized or settled in a current market transaction. The company characterizes inputs used in determining fair value using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

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Level 1 consists of instruments with a fair value determined by an unadjusted quoted price in an active market for identical assets or liabilities. An active market is characterized by readily and regularly available quoted prices where the prices are representative of actual and regularly occurring market transactions to assure liquidity.

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Level 2 consists of instruments with a fair value that is determined by quoted prices in an inactive market, prices with observable inputs, or prices with insignificant non-observable inputs. The fair value of these positions is determined using observable inputs from exchanges, pricing services, third-party independent broker quotes, and published transportation tolls. The observable inputs may be adjusted using certain methods, which include extrapolation over the quoted price term and quotes for comparable assets and liabilities.

•

Level 3 consists of instruments with a fair value that is determined by prices with significant unobservable inputs. As at December 31, 2020, the company does not have any derivative instruments measured at fair value Level 3.

In forming estimates, the company utilizes the most observable inputs available for valuation purposes. If a fair value measurement reflects inputs of different levels within the hierarchy, the measurement is categorized based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the company's derivative financial instrument assets and liabilities measured at fair value for each hierarchy level as at December 31, 2020 and 2019.

($ millions)	Level 1	Level 2	Level 3	Total Fair Value

Accounts receivable	33	61	—	94

Accounts payable	(66)	(67)	—	(133)

Balance at December 31, 2019	(33)	(6)	—	(39)

Accounts receivable	63	90	—	153

Accounts payable	(202)	(72)	—	(274)

Balance at December 31, 2020	(139)	18	—	(121)

During the year ended December 31, 2020, there were no transfers between Level 1 and Level 2 fair value measurements.

Offsetting Financial Assets and Liabilities

The company enters into arrangements that allow for offsetting of derivative financial instruments and accounts receivable (payable), which are presented on a net basis on the balance sheet, as shown in the table below as at December 31, 2020 and 2019.

Financial Assets

($ millions)	Gross Assets	Gross Liabilities Offset	Net Amounts Presented

Fair value of derivative assets	1 737	(1 643)	94

Accounts receivable	2 860	(1 289)	1 571

Balance at December 31, 2019	4 597	(2 932)	1 665

Fair value of derivative assets	2 890	(2 737)	153

Accounts receivable	2 999	(1 398)	1 601

Balance at December 31, 2020	5 889	(4 135)	1 754

Financial Liabilities

($ millions)	Gross Liabilities	Gross Assets Offset	Net Amounts Presented

Fair value of derivative liabilities	(1 776)	1 643	(133)

Accounts payable	(2 532)	1 289	(1 243)

Balance at December 31, 2019	(4 308)	2 932	(1 376)

Fair value of derivative liabilities	(3 011)	2 737	(274)

Accounts payable	(2 385)	1 398	(987)

Balance at December 31, 2020	(5 396)	4 135	(1 261)

Risk Management

The company is exposed to a number of different risks arising from financial instruments. These risk factors include market risks, comprising commodity price risk, foreign currency risk and interest rate risk, as well as liquidity risk and credit risk.

The company maintains a formal governance process to manage its financial risks. The company's Commodity Risk Management Committee (CRMC) is charged with the oversight of the company's trading and credit risk management activities. These activities are intended to manage risk associated with open price exposure of specific volumes in transit or storage, enhance the company's operations, and enhance profitability through informed market calls, market diversification, economies of scale, improved transportation access, and leverage of assets, both physical and contractual. The CRMC, acting under the authority of the company's Board of Directors, meets regularly to monitor limits on risk exposures, review policy compliance and validate risk-related methodologies and procedures.

1) Market Risk

Market risk is the risk or uncertainty arising from market price movements and their impact on the future performance of the business. The market price movements that could adversely affect the value of the company's financial assets, liabilities and expected future cash flows include commodity price risk, foreign currency exchange risk and interest rate risk.

(a) Commodity Price Risk

Suncor's financial performance is closely linked to crude oil and refined product prices (including pricing differentials for various product types) and, to a lesser extent, natural gas and electricity prices. The company may reduce its exposure to commodity price risk through a number of strategies. These strategies include entering into derivative contracts to limit exposure to changes in crude oil and refined product prices during transportation.

An increase of US$10/bbl of crude oil as at December 31, 2020 would increase pre-tax earnings for the company's outstanding derivative financial instruments by approximately $95 million (2019 – $46 million decrease).

(b) Foreign Currency Exchange Risk

The company is exposed to foreign currency exchange risk on revenues, capital expenditures, or financial instruments that are denominated in a currency other than the company's functional currency (Canadian dollars). As crude oil is priced in U.S. dollars, fluctuations in US$/Cdn$ exchange rates may have a significant impact on revenues. This exposure is partially offset through the issuance of U.S. dollar denominated debt. A 1% strengthening in the Cdn$ relative to the US$ as at December 31, 2020 would increase pre-tax earnings related to the company's U.S. dollar denominated long-term debt, commercial paper and working capital by approximately $182 million (2019 – $146 million).

(c) Interest Rate Risk

The company is exposed to interest rate risk as changes in interest rates may affect future cash flows and the fair values of its financial instruments. The primary exposure is related to its revolving-term debt of commercial paper and future debt issuances.

To manage the company's exposure to interest rate volatility, the company may periodically enter into interest rate swap contracts to fix the interest rate of future debt issuances. As at December 31, 2020, the company had no outstanding forward starting swaps. The weighted average interest rate on total debt, including lease liabilities, for the year ended December 31, 2020 was 5.3% (2019 – 5.6%).

The company's net earnings are sensitive to changes in interest rates on the floating rate portion of the company's debt, which are offset by cash balances. To the extent interest expense is not capitalized, if interest rates applicable to floating rate instruments increased by 1%, it is estimated that the company's pre-tax earnings would decrease by approximately $17 million (2019 – approximately $2 million). This assumes that the amount and mix of fixed and floating rate debt remains unchanged from December 31, 2020. The proportion of floating interest rate exposure at December 31, 2020 was 16.4% of total debt outstanding (2019 – 12.0%).

2) Liquidity Risk

Liquidity risk is the risk that Suncor will not be able to meet its financial obligations when due. The company mitigates this risk by forecasting spending requirements as well as cash flow from operating activities, and maintaining sufficient cash, credit facilities, and debt shelf prospectuses to meet these requirements. The company secured an additional $2.5 billion and $300 million of credit facilities in the first and second quarters of 2020, respectively, with its key banking partners under new credit agreements. Suncor's cash and cash equivalents and total credit facilities at December 31, 2020 were $1.9 billion and $11.1 billion, respectively. Of Suncor's $11.1 billion in total credit facilities, $6.4 billion were available at December 31, 2020. In addition, Suncor has $5.0 billion of unused capacity under a Canadian debt shelf prospectus and an unused capacity of US$5.0 billion under a U.S. universal shelf prospectus. The ability of the company to raise additional capital utilizing these shelf prospectuses is dependent on market conditions. The company believes it has sufficient funding through the use of these facilities and access to capital markets to meet its future capital requirements.

Surplus cash is invested into a range of short-dated money market securities. Investments are only permitted in high credit quality government or corporate securities. Diversification of these investments is managed through counterparty credit limits.

The following table shows the timing of cash outflows related to trade and other payables and debt.

	December 31, 2019

($ millions)	Trade and Other Payables(1)	Gross Derivative Liabilities(2)	Debt(3)	Lease Liabilities

Within one year	6 422	1 568	2 877	470

2 to 3 years	39	208	2 991	796

4 to 5 years	40	—	2 220	616

Over 5 years	—	—	17 183	2 960

	6 501	1 776	25 271	4 842

	December 31, 2020

($ millions)	Trade and Other Payables(1)	Gross Derivative Liabilities(2)	Debt(3)	Lease Liabilities

Within one year	4 410	2 849	5 773	474

2 to 3 years	37	162	2 233	771

4 to 5 years	37	—	3 009	631

Over 5 years	—	—	17 834	2 779

	4 484	3 011	28 849	4 655

(1)	Trade and other payables exclude net derivative liabilities of $274 million (2019 – $133 million).
(2)

Gross derivative liabilities of $3 011 million (2019 – $1 776 million) are offset by gross derivative assets of $2 737 million (2019 – $1 643 million), resulting in a net amount of $274 million (2019 – $133 million).

(3)	Debt includes short-term debt, long-term debt and interest payments on fixed-term debt and commercial paper.

3) Credit Risk

Credit risk is the risk that a customer or counterparty will fail to perform an obligation or fail to pay amounts due, causing a financial loss. The company's credit policy is designed to ensure there is a standard credit practice throughout the company to measure and monitor credit risk. The policy outlines delegation of authority, the due diligence process required to approve a new customer or counterparty and the maximum amount of credit exposure per single entity. Before transactions begin with a new customer or counterparty, its creditworthiness is assessed, a credit rating and a maximum credit limit are assigned. The assessment process is outlined in the credit policy and considers both quantitative and qualitative factors. The company constantly monitors the exposure to any single customer or counterparty along with the financial position of the customer or counterparty. If it is deemed that a customer or counterparty has become materially weaker, the company will work to reduce the credit exposure and lower the assigned credit limit. Regular reports are generated to monitor credit risk and the Credit Committee meets quarterly to ensure compliance with the credit policy and review the exposures.

A substantial portion of the company's accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risk. While the industry has experienced credit downgrades due to the COVID-19 pandemic, Suncor has not been significantly affected as the majority of Suncor's customers are large and established downstream companies with investment grade credit ratings. At December 31, 2020, substantially all of the company's trade receivables were current.

The company may be exposed to certain losses in the event that counterparties to derivative financial instruments are unable to meet the terms of the contracts. The company's exposure is limited to those counterparties holding derivative contracts owing to the company at the reporting date. At December 31, 2020, the company's exposure was $2 890 million (December 31, 2019 – $1 737 million).